UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): October 18, 2004

                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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

Item No. 8.01    Press release dated 18 October, 2004 - Holding(s) in Company

The company has received the following announcement:
                                                                        HBOS plc
                                                                 8 Monson Street
                                                                       Edinburgh
                                                                         EH3 8BH

                                                               15th October 2004

Marconi Corporation Plc
34 Grosvenor Square
London
W1K 2HD

For the attention of the Company Secretary

Dear Sirs


Companies Act 1985 (as amended) (the "Act")

Section 198 disclosure by HBOS plc on its own behalf and on behalf of those its subsidiaries which hold a material interest in Ordinary 25p shares comprising part of the relevant share capital of Marconi Corporation plc ("the Company")

Pursuant to Section 198 of the Act, we hereby give the Company notice that we had a material interest (for the purposes of Section 208 and 209 of the Act), in the following shares comprising part of the relevant share capital (as defined in the section 198 of the Act) of the Company immediately after such time as our obligation to make this notification arose:


Registered Holder                             Fund    Number of       Percentage
                                                      Shares Held     Holding

Chase Nominees a/c CMIG                       1105    430700          0.210%
Chase Nominees a/c CMIG                       2304    1117230         0.545%
Chase Nominees a/c CMIG                       2314    230500          1.125%
Chase Nominees Ltd                            WP      2248100         1.097%
HSDI Nominees Limited                         N/A     3               0.000%
Nortrust Nominees Limited a/c HXCM            HPFO    12900           0.006%
Nortrust Nominees Limited a/c HXCM            HLFO    194368          0.095%
Nortrust Nominees Ltd                         HXPEN   15300           0.007%
Nortrust Nominees Ltd                         HPBA    16100           0.008%
Nortrust Nominees Ltd                         HLBA    218600          0.107%
Nortrust Nominees Ltd                         HXLFE   223900          0.109%
State Street Nominees Limited a/c 2GDA        2GDA    392729          0.192%
State Street Nominees Limited a/c 2GDB        2GDB    320893          0.157%
State Street Nominees Limited a/c 2GDS        2GDS    1136448         0.555%
State Street Nominees Limited a/c 2GDW        2GDW    485000          0.237%
State Street Nominees Limited a/c 2GDX        2GDX    43042           0.021%
State Street Nominees Limited a/c 2GEG        2GEG    385000          0.186%
State Street Nominees Limited a/c 2GEH        2GEH    37869           0.018%
State Street Nominees Limited a/c 2GEU        2GEU    124239          0.061%
State Street Nominees Limited a/c 2GEY        2GEY    100000          0.049%
State Street Nominees Limited a/c 2GFB        2GFB    680487          0.332%
State Street Nominees Limited a/c 2GFG        2GFG    101923          0.050%
Aggregate (material) holding of HBOS Group            10589777        5.168%


Please let us know if you require any further information. In the event of a query regarding the above please contact me on 0131 243 8671.

Yours faithfully

Kenny Melville
Company Secretarial Manager
For and on behalf of
HBOS plc

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: October 18, 2004